UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

FORMCAP CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-28847 (Commission File Number)	1006772219 (IRS Employer Identification No.)

50 West Liberty Street, Suite 880 Reno, Nevada (Address of Principal Executive Offices )	89501 (Zip Code)

Registrant’s telephone number, including area code:   (775) 285-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Formcap Corp., a Nevada corporation.

ITEM 3.02 – PRESS RELEASE

FORMCAP ANNOUNCES CHANGE TO BOARD

June 20, 2014 – Reno, NV – FormCap Corp. (“FormCap” or “the Company”) (OTCQB: FRMC) announced today the appointment of Mr. Brad Moynes President & CEO and Director effective immediately.

The Company has received and accepted the resignation of Mr. Graham Douglas as President and CEO as well as Director, which was effective as of June 19, 2014.

"The Company wishes to take this opportunity to thank Mr. Douglas and acknowledge his contributions in assisting FormCap," stated incoming President and CEO, Mr. Brad Moynes.

Additional information can be found at the Company website: www.formcapcorp.com

On behalf of the Board of Directors,

FormCap Corp. (OTCQB: FRMC)

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2014                                                           FORMCAP CORP

                                                                                                             By: /s/ Brad Moynes

                                                                                                              Brad Moynes

                                                                                                              Chief Executive Officer